EXHIBIT 99.1

CONTACTS:	Media Contact:	Investor/Financial Analyst Contact:
	Angela Frechette	Ed Eiland
	Internet Security Systems	Internet Security Systems
	404-236-3197	404-236-4053
	afrechette@iss.net	eeiland@iss.net

Internet Security Systems Reports Fourth Quarter and Annual 2005 Results;

Also Provides 2006 Business Outlook

ATLANTA— January 31, 2006 — Internet Security Systems, Inc. (ISS) (NASDAQ: ISSX), today announced financial results for the fourth quarter and fiscal year ended December 31, 2005. Additionally, the Company is providing its business outlook for the first quarter ending March 31, 2006 and for the full 2006 year.

Fourth Quarter and Annual 2005 Revenues

Revenues were $91,035,000 for the fourth quarter of 2005 compared with fourth quarter 2004 revenues of $80,556,000. Revenues for the year ended December 31, 2005 were $329,772,000 compared with $289,893,000 for the year ended December 31, 2004.

GAAP Earnings

Reported net income under generally accepted accounting principles (GAAP) for the fourth quarter of 2005 was $12,647,000, or $0.27 per diluted share, compared to $9,202,000, or $0.19 per diluted share, in the fourth quarter of 2004. Reported GAAP net income for the year ended December 31, 2005 was $38,545,000, or $0.82 per diluted share, compared to $26,293,000, or $0.54 per diluted share, for the year ended December 31, 2004.

Non-GAAP Earnings

Non-GAAP net income for all periods in 2005 and 2004 excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and acquisition related compensation charges for unvested stock options. Expected non-GAAP net income per diluted share for 2006 excludes the items above, compensation expense associated with the expensing of stock options in accordance with FAS 123(R), and future restricted stock expense.

Non-GAAP net income for the fourth quarter of 2005 was $13,750,000, or $0.29 per diluted share, compared to $10,356,000, or $0.22 per diluted share, in the fourth quarter of 2004. Non-GAAP net income for the year ended December 31, 2005 was $43,069,000, or $0.91 per diluted share, compared to $30,866,000, or $0.64 per diluted share, for the year ended December 31, 2004.

“More than two years ago, we launched our Proventia platform with the ambitious goal of transforming ISS into the leading provider of end-to-end enterprise security,” said Thomas Noonan, president and CEO of Internet Security Systems. “I am pleased to report that 2005 was another banner year in our transformation, with strong growth and a solid foundation for the future. Not only did we deliver 42 percent year-over-year earnings growth, we now have an integrated security platform unsurpassed in the industry. This highly scalable common architecture will serve as the foundation from which ISS continues to develop new products and services that challenge the security status quo and prevent new Internet threats from impacting networks before these threats are even discovered.”

Business Outlook

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release.

During the quarter, ISS’ corporate representatives may reiterate the company’s published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS’ quiet period for the first quarter of 2006, the public can continue to rely on the Business Outlook set forth in this press release as being ISS’ current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the quiet period, the company’s press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. ISS’ quiet period at the end of the first quarter is expected to run from March 15, 2006 until financial results are released in April 2006.

This business outlook assumes that the enterprise spending environment remains consistent with ISS’ experience in 2005. This business outlook also assumes that the competitive landscape will not change significantly during 2006, recognizing that there will continue to be competitive alternatives to our product offerings.

For the year ending December 31, 2006, ISS currently expects to achieve revenues in the range of $366,000,000 to $376,000,000. GAAP net income is expected to be in the range of $0.71 to $0.75 per diluted share. Non-GAAP net income is expected to be in the range of $1.01 to $1.05 per diluted share.

For the quarter ending March 31, 2006, ISS currently expects to achieve revenues in the range of $82,000,000 to $85,000,000. GAAP net income is expected to be in the range of $0.13 to $0.15 per diluted share. Non-GAAP net income is expected to be in the range of $0.20 to $0.22 per diluted share.

Non-GAAP net income excludes: (i) non-cash acquisition related charges (net of taxes), consisting of amortization of intangibles and compensation charges for unvested stock options, estimated to be $1,150,000 for the quarter ending March 31, 2006 and $4,600,000 for the year ending December 31, 2006; and (ii) compensation expense (net of taxes) associated with the expensing of stock options in accordance with FAS 123(R) and future restricted stock expenses, estimated to be approximately $2,000,000 or $0.05 per diluted share for the quarter ending March 31, 2006 and approximately $10,000,000 or $0.20 per diluted share for the year ending December 31, 2006.

Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the tables contained in the Consolidated Statements of Operations and the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in ISS’ Form 8-K filed today with the Securities and Exchange Commission and available through ISS’ Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

Earnings Conference Call

The Company’s conference call regarding this press release is being held Tuesday, January 31, 2006 at 4:30 p.m. Eastern Time and can be accessed as follows:

DATE/TIME:	Tuesday, January 31, 2006 at 4:30 p.m. ET

DIAL IN:	Domestic	800-819-9193
	International	+1-913-981-4911
	Pass code	2360542

A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available through February 7, 2006.

REBROADCAST DIAL IN:	Domestic	888-203-1112
	International	+1-719-457-0820
	Pass code	2360542

Additional investor information can be accessed on the Internet Security Systems™ Web site or by contacting the Investor Relations department at +1-404-236-4053.

About Internet Security Systems, Inc.

Internet Security Systems, Inc. (ISS) is the trusted expert to global enterprises and world governments, providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise. ISS products and services are based on the proactive security intelligence conducted by ISS’ X-Force® research and development team – the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

# # #

Forward-Looking Statements

This press release, other than historical information, includes forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook – specifically, our revenue and GAAP and non-GAAP net income estimates for the first quarter and full year 2006. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS’ products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS’ ability to develop new and enhanced products; acceptance of new and enhanced products by customers; ISS’ ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS’ ability to integrate acquisitions or investments; ISS’ ability to attract and retain key personnel; reliance on distribution channels through which ISS’ products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board (including without limitation the impact of expensing stock options); the assertion of infringement claims with respect to ISS’ intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2004 Annual Report on Form 10-K and ISS’ Quarterly Report on Form 10-Q for the third quarter ended September 30, 2005. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Non-GAAP Financial Measures

ISS believes that Non-GAAP net income, which excludes the after-tax effect of non-cash acquisition related expenses and stock option expensing relating to FAS 123(R), is an additional meaningful measure of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of Non-GAAP net income provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended December 31,
	2005	2004
Revenues:
Product licenses and sales	$43,300	$37,235
Subscriptions	41,698	37,765
Professional services	6,037	5,556

	91,035	80,556

Costs and expenses:
Cost of revenues:
Product licenses and sales	8,930	6,076
Amortization of acquired technology	1,712	1,779
Subscriptions and professional services	13,230	12,502

Total cost of revenues	23,872	20,357

Research and development	12,495	10,332
Sales and marketing	27,603	27,843
General and administrative	8,197	7,802
Amortization and write-off of other intangibles & stock based compensation	40	65

	72,207	66,399

Operating income	18,828	14,157

Interest income	1,847	826
Other income (expense), net	(601)	(285)
Gain on issuance of subsidiary stock	34	14

Income before income taxes	20,108	14,712
Provision for income taxes	7,461	5,510

Net income	$12,647	$9,202

Basic net income per share of Common Stock	$0.28	$0.20

Diluted net income per share of Common Stock	$0.27	$0.19

Weighted average shares and equivalent shares:
Basic	44,852	45,593

Diluted	47,095	47,930

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Twelve months ended December 31,
	2005	2004
Revenues:
Product licenses and sales	$146,347	$126,112
Subscriptions	161,101	140,693
Professional services	22,324	23,088

	329,772	289,893

Costs and expenses:
Cost of revenues:
Product licenses and sales	28,853	22,388
Amortization of acquired technology	6,985	6,851
Subscriptions and professional services	52,829	48,999

Total cost of revenues	88,667	78,238

Research and development	45,177	42,976
Sales and marketing	108,908	100,966
General and administrative	30,182	27,568
Amortization and write-off of other intangibles & stock based compensation	167	402

	273,101	250,150

Operating income	56,671	39,743

Interest income	5,724	2,517
Other income (expense), net	(1,674)	(866)
Gain on issuance of subsidiary stock	220	292

Income before income taxes	60,941	41,686
Provision for income taxes	22,396	15,393

Net income	$38,545	$26,293

Basic net income per share of Common Stock	$0.86	$0.56

Diluted net income per share of Common Stock	$0.82	$0.54

Weighted average shares and equivalent shares:
Basic	45,037	46,985

Diluted	47,261	48,458

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended December 31,
	2005	2004
Revenues:
Product licenses and sales	$43,300	$37,235
Subscriptions	41,698	37,765
Professional services	6,037	5,556

	91,035	80,556

Costs and expenses:
Cost of revenues:
Product licenses and sales	8,930	6,076
Subscriptions and professional services	13,230	12,502

Total cost of revenues	22,160	18,578

Research and development	12,495	10,332
Sales and marketing	27,603	27,843
General and administrative	8,197	7,802

	70,455	64,555

Operating income	20,580	16,001

Other income (expense), net	1,280	555

Income before income taxes	21,860	16,556
Provision for income taxes	8,110	6,200

Net income	$13,750	$10,356

Diluted net income per share of Common Stock	$0.29	$0.22

Reconciliation of GAAP to Non-GAAP financial information for the three months ended December 31, 2005 and December 31, 2004:

	Three months ended December 31,
	2005	2004
Operating income - GAAP	$18,828	$14,157
Add back amortization of intangibles and stock based compensation expense	1,752	1,844

Non-GAAP operating income	20,580	16,001
Other income, net	1,280	555

Non-GAAP income before income taxes	21,860	16,556
Provision for income taxes	8,110	6,200

Non-GAAP net income	$13,750	$10,356

Non-GAAP operating margin	23%	20%

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Twelve months ended December 31,
	2005	2004
Revenues:
Product licenses and sales	$146,347	$126,112
Subscriptions	161,101	140,693
Professional services	22,324	23,088

	329,772	289,893

Costs and expenses:
Cost of revenues:
Product licenses and sales	28,853	22,388
Subscriptions and professional services	52,829	48,999

Total cost of revenues	81,682	71,387

Research and development	45,177	42,976
Sales and marketing	108,908	100,966
General and administrative	30,182	27,568

	265,949	242,897

Operating income	63,823	46,996

Other income (expense), net	4,270	1,943

Income before income taxes	68,093	48,939
Provision for income taxes	25,024	18,073

Net income	$43,069	$30,866

Diluted net income per share of Common Stock	$0.91	$0.64

Reconciliation of GAAP to Non-GAAP financial information for the twelve months ended December 31, 2005 and December 31, 2004:

	Twelve months ended December 31,
	2005	2004
Operating income - GAAP	$56,671	$39,743
Add back amortization of intangibles and stock based compensation expense	7,152	7,253

Non-GAAP operating income	63,823	46,996
Other income, net	4,270	1,943

Non-GAAP income before income taxes	68,093	48,939
Provision for income taxes	25,024	18,073

Non-GAAP net income	$43,069	$30,866

Non-GAAP operating margin	19%	16%

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share and per share amounts)

	December 31, 2005	December 31, 2004
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$238,893	$140,148
Marketable securities	—	70,901
Accounts receivable, less allowance for doubtful accounts of $3,574, and $3,099, respectively	87,769	75,353
Inventory	4,208	2,506
Prepaid expenses and other current assets	10,305	12,728

Total current assets	341,175	301,636

Property and equipment:
Computer equipment and software	58,360	52,412
Office furniture and equipment	17,797	18,091
Leasehold improvements	20,948	21,098

	97,105	91,601
Less accumulated depreciation	67,754	57,161

	29,351	34,440
Restricted cash and marketable securities	8,600	10,300
Goodwill, less accumulated amortization of $27,381	220,224	224,065
Other intangible assets, less accumulated amortization of $27,490 and $20,951, respectively	10,913	19,763
Other assets	8,381	8,698

Total assets	$618,644	$598,902

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,261	$6,911
Accrued expenses	35,019	25,238
Deferred revenues	74,577	70,246

Total current liabilities	120,857	102,395

Long-term deferred revenues	7,067	8,432
Other non-current liabilities	4,580	6,495

Stockholders’ equity:
Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock; $.001 par value; 120,000,000 shares authorized, 52,204,000 and 50,574,000 shares issued in 2005 and 2004, respectively	52	51
Additional paid-in-capital	524,105	499,534
Deferred compensation	(1,830)	(3,197)
Accumulated other comprehensive income	1,058	11,041
Retained earnings	87,089	48,544
Treasury stock, at cost (7,129,000 and 4,871,000 shares, respectively)	(124,334)	(74,393)

Total stockholders’ equity	486,140	481,580

Total liabilities and stockholders’ equity	$618,644	$598,902

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

(unaudited)

	Twelve months ended December 31,
	2005	2004
Operating activities
Net income	$38,545	$26,293
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	10,531	16,252
Amortization of intangibles and stock based compensation	7,152	7,253
Accretion of discount on marketable securities	245	(33)
Deferred compensation expense	2,107	2,019
Minority interest	257	637
Income tax benefit from exercise of stock options	4,307	12,583
Impairment of assets	175	498
Loss on disposal of assets	62	94
Gain on issuance of subsidiary stock	(220)	(292)

Changes in assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(12,416)	(8,003)
Inventory	(1,702)	(1,756)
Prepaid expenses and other assets	2,285	(5,749)
Accounts payable and accrued expenses	12,896	115
Deferred revenues	2,966	15,064

Net cash provided by operating activities	67,190	64,975

Investing activities
Acquisitions, net of cash received	(764)	(33,247)
Purchases of marketable securities	(67,794)	(87,685)
Net proceeds from maturity of marketable securities	108,700	62,767
Net proceeds from sales of marketable securities	29,750	—
(Addition to) release of restricted cash and marketable securities	1,700	2,460
Purchases of property and equipment	(5,504)	(14,502)
Net proceeds from issuance of subsidiary stock	500	453

Net cash provided by (used in) investing activities	66,588	(69,754)

Financing activities
Proceeds from exercise of stock options	18,793	5,896
Proceeds from employee stock purchase plan	732	1,417
Purchases of treasury stock	(49,941)	(56,013)

Net cash (used in) financing activities	(30,416)	(48,700)

Foreign currency impact on cash	(4,617)	1,396

Net increase (decrease) in cash and cash equivalents	98,745	(52,083)
Cash and cash equivalents at beginning of period	140,148	192,231

Cash and cash equivalents at end of period	$238,893	$140,148

Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

	Q1 2006 Range		Annual 2006 Range
	Low end	Upper end	Low end	Upper end
Expected revenues	$82,000,000	$85,000,000	$366,000,000	$376,000,000

Expected net income per diluted share	$0.13	$0.15	$0.71	$0.75

Add back per share impact of amortization of intangibles and stock based compensation expense	$0.07	$0.07	$0.30	$0.30

Expected non-GAAP net income per diluted share	$0.20	$0.22	$1.01	$1.05